THESE WARRANTS ARE NOT TRANSFERABLE

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STRONGBOW RESOURCES INC.
(A Nevada Corporation)

NON-TRANSFERABLE

WARRANT CERTIFICATE

CERTIFICATE NO.  2016-05-17

NUMBER OF WARRANTS: 200,000

RIGHT TO PURCHASE 200,000 SHARES

THESE NON-TRANSFERABLE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 5:00 P.M. (PACIFIC TIME) ON THE EXPIRY DATE (AS DEFINED IN THE TERMS AND CONDITIONS ATTACHED TO THIS WARRANT CERTIFICATE.

NON-TRANSFERABLE SHARE PURCHASE WARRANTS
TO PURCHASE COMMON SHARES OF STRONGBOW RESOURCES INC.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE

This is to certify that, for value received,

, of

       (the “Holder”) has the right to purchase, upon and subject to the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”) from May   , 2016 to 5:00 p.m. (Pacific Time) on the Expiry Date (as defined in the attached Terms and Conditions), the number of fully paid and non-assessable common shares (the “Shares”) of Strongbow Resources Inc. (the “Company”) set out above, by surrendering to the Company, at its offices at Suite 1600, 421 – 7th Avenue S.W., Calgary, Alberta Canada this Warrant Certificate with a Subscription in the form attached hereto as Appendix “B”, duly completed and executed, and cash, bank draft, certified cheque or money order in lawful money of the United States, payable to the order of the Company in an amount equal to the purchase price per Share multiplied by the number of Shares being purchased (the “Aggregate Purchase Price”).  Subject to adjustment thereof in the events and in the manner set forth in the Terms and Conditions, the purchase price per Share on the exercise of each Non-Transferable Share Purchase Warrant (“Warrant”) evidenced hereby shall be USD $0.40 per Share.

These Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date and from and after such time, these Warrants and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at the City of Vancouver, in the Province of British Columbia, as of the

      day of May, 2016.

STRONGBOW RESOURCES INC.

Per:

Michael Caetano

Chief Executive Officer

PLEASE NOTE THAT ALL SHARE CERTIFICATES ISSUED UPON EXERCISE HEREOF MUST BE LEGENDED AS FOLLOWS:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”

APPENDIX “A”

TERMS AND CONDITIONS dated as of May

   , 2016 (the “Terms and Conditions”), attached to the Non-Transferable Share Purchase Warrants issued by Strongbow Resources Inc.

1.

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“Business Days” means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Nevada are authorized or obligated by law or executive order to close.

(b)

“Company” means Strongbow Resources Inc., a Nevada corporation. If a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(c)

“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(d)

“Exercise Price” means USD $0.40 per Share, subject to adjustment as provided in the Terms and Conditions;

(e)

“Expiry Date” means May

, 2018;

(f)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Section” followed by a number refer to the specified Section of these Terms and Conditions;

(g)

“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(h)

“Holder” or “Holders” means the holder of the Warrants and its heirs, executors, administrators, successors, legal representatives and assigns;

(i)

“Shares” means the shares of common stock in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of such shares, issued upon exercise of the Warrants;

(j)

“Warrants” means the Non-Transferable Share Purchase Warrants of the Company issued and presently authorized and for the time being outstanding; and

(k)

“1933 Act” means the United States Securities Act of 1933.

2.

Interpretation

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.  Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

3.

Applicable Law

The rights and restrictions attached to the Warrants shall be construed in accordance with the laws of the State of Nevada.

4.

Additional Issuances of Securities

The Company may at any time and from time to time do further equity or debt financing and may issue additional shares, warrants, convertible securities, stock options or similar rights to purchase shares of its capital stock.

5.

Replacement of Lost Warrants

5.1

In case this Warrant Certificate shall become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenure as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate shall be entitled to all benefits hereunder and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

5.2

The applicant for the issue of a new Warrant Certificate pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft shall furnish to the Company evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and its transfer agent in accordance with its usual policies and procedures and such applicant may also be required to furnish indemnity in the amount and form satisfactory to the Company and its transfer agent in accordance with its usual policies and procedures, and shall pay the reasonable charges of the Company in connection therewith.

6.

Warrant Holder Not a Shareholder

The holding of a Warrant Certificate will not constitute the Holder as a shareholder of the Company, nor entitle the Holder to any right or interest in respect thereof except as is expressly provided in the Warrant Certificate or these Terms and Conditions.

7.

Warrants Not Transferable

The Warrants and all rights attached thereto are not transferable.

8.

Notice to Holders

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third Business Day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

9.

Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third Business Day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Strongbow Resources Inc.
Suite 1600, 421 – 7th Avenue S.W.
Calgary, Alberta Canada

Attention:  Chief Executive Officer

10.

Method of Exercise of Warrants

The right to purchase Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering it to the Company, with a duly completed and executed subscription in the form attached as Appendix “B” and cash, bank draft, certified cheque or money order payable to or to the order of the Company for the Aggregate Purchase Price subscribed for in lawful money of the United States of America.

11.

Effect of Exercise of Warrants

11.1

Upon surrender and payment as aforesaid, the Shares so subscribed for shall be deemed to have been issued and such Holder shall be deemed to have become the holder (or holders) of record of such Shares on the date of such surrender and payment and such Shares shall be issued at the Exercise Price in effect on the date of such surrender and payment.

11.2

Within ten Business Days after surrender and payment as aforesaid, the Company shall forthwith cause to be delivered to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant surrendered.

12.

Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant.  In the event of any purchase of a number of Shares less than the number which can be purchased pursuant to a Warrant, the Holder, upon exercise thereof, shall be entitled to receive a new Warrant Certificate in respect of the balance of the Shares which he was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

13.

Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Shares.

14.

Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder shall wholly cease and terminate and such Warrants shall be void and of no further force and effect.

15.

Adjustment of Exercise Price

The Exercise Price and the number of Common Shares deliverable upon the exercise of the Warrants shall be subject to adjustment in the event and in the manner following:

15.1

If and whenever the Shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of Shares, the Exercise Price shall be decreased or increased proportionately, as the case may be, and upon any such subdivision or consolidation, the number of Shares deliverable upon the exercise of the Warrants shall be increased or decreased proportionately, as the case may be.

15.2

In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other company or of the sale of the assets of the Company as or substantially as an entirety or of any other company, each Warrant shall, after such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale, confer the right to purchase that number of shares or other securities or property of the Company or of the company resulting from such capital reorganization, reclassification, consolidation, merger, amalgamation or to which such sale shall be made, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale had the Warrants been exercised, would have been entitled on such capital reorganization, reclassification, consolidation, merger, amalgamation or sale and in any such case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth in Sections 12 to 19 hereof with respect to the rights and interest thereafter of the Holders of the Warrants to the end that the provisions set forth in Sections 12 to 19 hereof shall thereafter correspondingly be made applicable as nearly as may reasonable be expected in relation to any shares or other securities or property thereafter deliverable on the exercise of the Warrants.  The subdivision or consolidation of the Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 15.2.

15.3

The adjustments provided for in this Section 15 pursuant to any Warrants are cumulative and will become effective immediately after the record date for, or, if no record date is fixed, the effective date, of the event which results in such adjustments.

16.

Determination of Adjustments

If any questions shall at any time arise with respect to the Exercise Price or any adjustments provided for in this Warrant, such questions shall be conclusively determined by the Company’s Auditors, from time to time, or, if they decline to so act, any other firm of chartered accountants that the Company may designate and who shall have access to all appropriate records and such determination shall be binding upon the Company and the Holders.

17.

Covenants of the Company

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of purchase provided for in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Shares which they are or may be entitled to purchase pursuant thereto.

18.

Immunity of Shareholders, etc.

The Holder hereby waives and releases any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained.

19.

Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, and it shall, when so directed by these presents, modify the terms, and conditions hereof, for any one or more of any of the following purposes:

(a)

making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Warrants on any stock exchange or quotation system;

(b)

adding to or altering the provisions hereof in respect of the registration and transfer of Warrants making provisions for the exchange of Warrants of different denominations; and making any modification in the form of the Warrants which does not affect the substance thereof;

(c)

for any other purpose not inconsistent with the terms hereof, including the correction or recertification of any ambiguities, defective provisions, errors or omissions herein; and

(d)

to evidence any successions of any corporation and the assumption of any successor of the covenants of the Company herein and in the Warrants contained as provided herein.

20.

United States Restrictions

These Warrants and the Shares issuable upon the exercise of these Warrants have not been and will not be registered under the 1933 Act as amended or any state securities laws.  These Warrants may not be exercised in the United States (as defined in Regulation S under the 1933 Act) unless these Warrants and the Shares issuable upon exercise hereof have been registered under the 1933 Act, and any applicable state securities laws or unless an exemption from such registration is available.

APPENDIX “B”

SUBSCRIPTION FORM

(ONE NON-TRANSFERABLE SHARE PURCHASE WARRANT IS
REQUIRED TO SUBSCRIBE FOR EACH COMMON SHARE)

TO:

Strongbow Resources Inc.
Suite 1600, 421 – 7th Avenue S.W.
Calgary, AB  T2P 4K9

The undersigned, bearer of the attached Non-Transferable Share Purchase Warrants, hereby subscribes for _____________ of shares of common stock of Strongbow Resources Inc. (the “Company”) referred to in the Warrants according to the conditions thereof and herewith makes payment of the purchase price in full for the said number of shares at the price of USD $0.40 per share if exercised on or before 5:00 p.m. (Pacific Time) on the Expiry Date (as that term is defined in the Terms and Conditions attached to the Non-Transferable Share Purchase Warrant). Cash, a certified cheque, bank draft or money order is enclosed herewith for such amount.

The undersigned hereby directs that the shares hereby subscribed for be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Shares

(Please print full names in which share certificates are to be issued.  The Share must be issued in the name of the Holder.)

DATED this ______ day of ___________________, 20___. (the “Exercise Date”)

Witness

    Signature

Please print your name and address in full

Address

TERMS AND CONDITIONS

The Warrants are issued subject to the Terms and Conditions, which are attached to the Warrant Certificate delivered to the Holder.

REPRESENTATIONS AND WARRANTIES

The undersigned represents and warrants that the representations and warranties in the subscription agreement between the undersigned and the Company dated the Holder are true and correct as of the date of the Exercise Date.

LEGENDS

The certificates representing the shares acquired on the exercise of the Warrants will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”